EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

BETWEEN

WORLD HEALTH ALTERNATIVES, INC.

AND

CERTAIN INVESTORS

(AS LISTED ON SCHEDULE A)

DATED JANUARY 22, 2004

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of the 22nd day of January 2004 by and among World Health Alternatives, Inc., a corporation organized and existing under the laws of the State of Florida (“WHAI” or the “Company”) and certain investors (hereinafter referred to collectively as “Investor” or “Investors”) as listed on Schedule A herein (each agreement with an Investor being deemed a separate and independent agreement between the Company and such Investor). Unless defined otherwise, capitalized terms herein shall have the identical meaning as in the Stock Purchase Agreement.

PRELIMINARY STATEMENT

WHEREAS, pursuant to the Stock Purchase Agreement, of even date herewith (the “Stock Purchase Agreement”), by and among WHAI and the Investors, Investors shall purchase shares of the Common Stock, par value $0.001 per share, of WHAI; and

WHEREAS, the ability of the Investors to sell their shares of Common Stock is subject to certain restrictions under the 1933 Act; and

WHEREAS, in connection with the Stock Purchase Agreement, WHAI has agreed to provide the Investors with a mechanism that will permit such Investors to sell their shares of Common Stock in the future.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER

1.1 Incorporation by Reference. The foregoing recitals, Schedule A and the Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.3 Certain Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article I shall have the meanings set forth elsewhere in this Agreement):

1.3.1 “1933 Act” means the Securities Act of 1933, as amended.

1.3.2 “1934 Act” means the Securities Exchange Act of 1934, as amended.

1.3.3 “Affiliate” means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term “control,” as used in the immediately preceding sentence, means with respect to a Person that is a corporation the right to exercise, directly or indirectly, more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

1.3.4 “Black-Out Period” shall have the meaning set forth in Section 2.5 hereof.

1.3.5 “Board” means the Board of Directors of the Company.

1.3.6 “Common Stock” means the common stock of the Company, par value $0.001 per share.

1.3.7 “Effectiveness Termination Date” means the date which is the earlier of (i) the second anniversary of the date hereof, (ii) such time as all of the Registrable Securities have been sold or disposed of or (iii) such time as all of the Registrable Securities may be sold in any consecutive three-month period in accordance with Rule 144 (or similar provision then in force) under the 1933 Act.

1.3.8 “Holder” means any party hereto (other than the Company) and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

1.3.9 “Investor” means any Investor and any of its Affiliates which hold Registrable Securities, collectively.

1.3.10 “NASD” means the National Association of Securities Dealers, Inc.

1.3.11 “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation or other legal entity.

1.3.12 “Piggyback Notice” shall have the meaning set forth in Section 2.1.1 hereof.

1.3.13 “Piggyback Registration” means a registration pursuant to Section 2.1 hereof.

1.3.14 “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

1.3.15 “Registrable Securities” means all shares of Common Stock issued to the Investors pursuant to the Stock Purchase Agreement and any securities of the Company which may be issued or distributed with respect to, or in exchange or substitution for, or conversion of, such Common Stock and such other securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the 1933 Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act, (iii) all remaining Registrable Securities may be disposed of in any consecutive three-month period pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act or (iv) the Registrable Securities shall have been otherwise transferred to a Person other than an Investor and new certificates for them not bearing a legend restricting further transfer under the 1933 Act shall have been delivered by the Company; and provided, further, that any securities that have ceased to be Registrable Securities cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

1.3.16 “Registration” means a Piggyback Registration.

1.3.17 “Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel of for the Company, blue sky fees and expenses and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel(s) for the Holders.

1.3.18 “Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement or explicitly deemed to be incorporated by reference in such registration statement.

1.3.19 “SEC” means the Securities and Exchange Commission.

1.3.20 “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel(s) for the Holders.

1.3.21 “Underwritten Registration” or “Underwritten Offering” means a sale of securities of the Company to an underwriter for reoffering to the public.

ARTICLE II

PIGGYBACK REGISTRATION RIGHTS

2.1 Piggyback Registration Rights.

2.1.1 Participation. Subject to the terms and conditions contained in this Agreement, if at any time after the date hereof until the Effectiveness Termination Date the Company shall determine to register any of its securities under the 1933 Act for its own account or for the account of others (other than a registration on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement), then the Company shall give prompt notice (but in no event later than 10 days before the anticipated filing date of such registration statement)(the “Piggyback Notice”) to the Investors and the Investors shall be entitled to include in such Registration Statement the Registrable Securities held by them. The Piggyback Notice shall offer the Investors the opportunity to register such number of shares of Registrable Securities as each Investor may request and shall set forth (i) the anticipated filing date of such Registration Statement and (ii) the number of shares of Common Stock that is proposed to be included in such Registration Statement. The Company shall, subject to the terms and conditions of this Agreement, use commercially reasonable efforts to include in such Registration Statement and, except as set forth in Section 2.1.2 below, in any underwriting involved therein such Registrable Securities for which it has received written requests to register such shares within 5 days after the Piggyback Notice has been given.

2.1.2 Underwritten Registrations. If the registration of which the Company gives the Piggyback Notice is for an Underwritten Offering, the Company shall so advise the Holders as part of the Piggyback Notice. In such event, the right of any Holder to registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. Without limiting the generality of the foregoing, no Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements, (b) enters into an underwriting agreement acceptable to the Company and (c) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. If a Holder who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company or the underwriter(s). The Registrable Securities so excluded shall also be withdrawn from such registration.

2.1.3 Underwriter’s Cutback. Notwithstanding the foregoing, if a Registration pursuant to this Section 2.1 involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering advise the Company that marketing factors require a limitation on the total or kind of securities which such Holders and any other persons or entities intend to include in such offering, then the Company shall so advise all Holders and the number of shares of securities to be included in the Registration and Underwritten Offering shall be allocated as follows: (i) first, 100% of the securities the Company, or the Person initiating such Registration, proposes to sell and (ii) second, to the extent of the amount of securities which all other Holders have requested to be included in such Registration, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above, such amount to be allocated pro rata among all other Holders based upon the relative ownership of securities by such Holders.

2.1.4 Company Control. Notwithstanding anything contained herein to the contrary, the Company may decline to file a Registration Statement after giving the Piggyback Notice, or withdraw a Registration Statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement.

2.1.5 Termination of Registration Rights. The rights contained in Section 2.1 and 2.5 shall terminate on the Effectiveness Termination Date.

2.2 Registration Statement Form. Registrations under Section 2.1 shall be on Form SB-2 or such other appropriate registration form of the SEC (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Investors’ requests for such registration.

2.3 Expenses. The Company will pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to Section 2.1.

2.4 Hold-Back Agreement. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2.1 agrees not to effect any public sale or distribution of securities of the Company the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, in such Registration Statement, including a sale pursuant to Rule 144 under the 1933 Act (except as part of such Underwritten Registration), during the 7-day period prior to, and during the 90-day period beginning on, the effective date of any Registration Statement in which such Holders are participating (except as part of such Registration) or the commencement of the public distribution of securities, to the extent timely notified in writing by the Company or the managing underwriters.

2.5 Registration Procedures.

In connection with the Company’s Registration obligations pursuant to Section 2.1, the Company will use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and, until the Effectiveness Termination Date, pursuant thereto, the Company will:

(a) use commercially reasonable efforts to (i) prepare and file with the SEC a Registration Statement including all exhibits and financial statements required by the SEC to be filed therewith and (ii) cause such Registration Statement to become effective;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective until the Effectiveness Termination Date (subject to the Company’s right to suspend the effectiveness thereof as set forth below); cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act, the 1934 Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement until the Effectiveness Termination Date in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(c) notify the selling Holders and the managing underwriters, if any, (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling Holders and managing underwriters with copies thereof, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for such purposes and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d) notify the selling Holders and the managing underwriters, if any, at any time prior to the Effectiveness Termination Date when the Company becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply with the 1933 Act and prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriters, if any, a supplement or amendment to such Prospectus which will correct such statement or omission or effect such compliance;

(e) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Securities;

(f) if requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(g) furnish to each selling Holder and each managing underwriter, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(h) deliver to each selling Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

(i) use its best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or agent, if any, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such seller, underwriter or agent reasonably requests in writing; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(j) not later than the effective date of the applicable Registration, provide a CUSIP number for all Registrable Securities and provide the applicable trustee or transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; and

(k) use its best efforts to list (if such Registrable Securities are not already listed) all Registrable Securities covered by such Registration Statement on the OTC Bulletin Board or other nationally recognized stock exchange.

The Company may require each Holder of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(d) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.6(d) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus (such period being a “Black-Out Period”), and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

ARTICLE III

INDEMNIFICATION

3.1 Indemnification by the Company. In the event of any registration of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise directly out of: (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

3.2 Indemnification by the Holders. In the event of any registration of any securities of the Company under the 1933 Act, each Holder will, and hereby does agree to indemnify and hold harmless the Company, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Company or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise directly out of: (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and each Holder will reimburse the Company and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder of Registrable Securities specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder.

3.3 Notices Of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 3.1 and Section 3.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 3.1 and Section 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof in accordance with terms of this Article III, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

3.4 Other Indemnification. Indemnification similar to that specified in Section 3.1 and Section 3.2 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

3.5 Indemnification Payments. The indemnification required by Section 3.1 and Section 3.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3.6 Contribution. If the indemnification provided for in Section 3.1 and Section 3.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder of Registrable Securities or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling Holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder of Registrable Securities or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder of Registrable Securities or by the underwriter and the parties’ relative intent, knowledge, access to information supplied by the Company, by the Holder of Registrable Securities or by the underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation

(even if the Holders of Registrable Securities and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this Section 3.6, no Holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE IV

RULE 144

4.1 Rule 144. The Company shall timely file the reports required to be filed by it under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the 1934 Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder of Registrable Securities, make publicly available other information) and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 7.1. The rights and obligations contained in this Section 5.1 shall expire upon the Effectiveness Termination Date.

ARTICLE V

MISCELLANEOUS

5.1 Amendments And Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of the sum of the 51% or more of the shares of (i)

Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

5.2 Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Stock Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other Holder of Registrable Securities, at the address that such Holder shall have furnished to the Company in writing, or, until any such other Holder so furnishes to the Company an address, then to and at the address of the last Holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each Holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

5.3 Assignment. Neither this Agreement nor any rights or obligations hereunder shall be assigned by operation of law or otherwise in whole or in part by any Investor without the prior written consent of the Company.

5.4 Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

5.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to applicable principles of conflicts of law.

5.6 Jurisdiction. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be a court situated in Allegheny County, Pennsylvania. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys’ fees to be fixed by the arbitrator or court.

5.7 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

5.8 Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

5.9 Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

5.10 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Investors and the Company have executed this Agreement as of the date written below.

WORLD HEALTH ALTERNATIVES, INC.	Date: January 22, 2004

/s/ Richard E. McDonald
By: Richard E. McDonald
Title: President

INVESTORS

/s/ Bernie Ludwig Bernie Ludwig Entity: K.A. Steel Chemicals Inc Title: CFO	/s/ Blair Sanford Blair Sanford Entity: Burlingame Eq.Invstrs.LP Title: General Partner	/s/ Catherine Williams Catherine Williams Entity: Catherine Williams IRA Title: Director

/s/ Kenneth A. Steel Jr. Kenneth A. Steel Jr.	/s/ Lewis C. Pell Lewis C. Pell	/s/ Kent Williams Kent Williams Entity: Kent Williams Inv. Assoc. Title: Director

/s/ Robert F. Steel Robert F. Steel	/s/ Mikel Keifer Mikel Keifer Entity: JMK Investment Partners Title: General Partner	/s/ Robert Green Robert Green Entity: The Ascend Fund Title: General Partner

/s/ Douglas Moore Douglas Moore Entity: Heartwood Capital Title: General Partner	/s/ William M. Sams William M. Sams	/s/ Richard Nesland Richard Nesland

/s/ Amit Ben-Haim Amit Ben-Haim Entity: IPOLIS Commercial Ltd. Title: Director	/s/ Kent Williams Kent Williams Entity: Kent Williams IRA Title: Director	/s/ James Maletis James Maletis Entity: Maletis Partners LP Title: General Partner

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